American Realty
Capital Properties

American Realty Capital Properties, Inc.

Quarterly Supplemental Information

Second Quarter 2013

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American Realty Capital Properties, Inc.

Quarterly Supplemental Information

Second Quarter 2013

Table of Contents

Introductory Notes	1

Company Information	2

Summary of Financial Highlights	4

Selected Financial Information	5

Consolidated Balance Sheets	6

Consolidated Statements of Operations	7

Funds from Operations and Adjusted Funds from Operations	8

Pro Forma 2014E Earnings Guidance Summary	10

Common Stock Dividend Summary	11

Financial and Operational Statistics and Ratios	12

Debt Summary	13

Mortgage Notes Payable	14

Summary of Debt Covenants	15

Top 10 Concentrations	16

Tenant Diversification	17

Tenant Industry Diversification	20

Property Geographic Diversification	21

Property Building Type Diversification	22

Lease Expirations	23

Definitions	24

American Realty Capital Properties, Inc.

Introductory Notes

The financial data and other information described in this Quarterly Supplement are as of the date this Quarterly Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties.

This Quarterly Supplement contains certain statements that are the Company’s (as defined below) and its management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve inherent risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, we do not undertake to, and may not, release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC, the Company’s quarterly reports on Form 10-Q filed with the SEC, as well as other reports and Company press releases filed with the SEC.

This Quarterly Supplement information includes certain combined consolidated financial information. We use the terms “on a combined basis” throughout this Quarterly Supplement. The consolidated financial information combines the historical financial statements of American Realty Capital Properties, Inc. (“ARCP” or the “Company”) and American Realty Capital Trust III, Inc. (“ARCT III”) after giving effect to the merger of ARCT III into a wholly-owned subsidiary of ARCP (the “ARCT III Merger”), using the carryover basis of accounting as ARCP and ARCT III were considered to be entities under common control under United States generally accepted accounting principles. The consolidated financial information should be read in conjunction with ARCP’s historical consolidated financial statements including the notes thereto, and the notes to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012.

The combined consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the results that would actually have occurred if the ARCT III Merger had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements.

Definitions of specialized terms can be found at the end of this presentation on page 24.

1

American Realty Capital Properties, Inc.

Company Information

Company Profile

American Realty Capital Properties, Inc. (NASDAQ:ARCP) ("ARCP") is a publicly traded Maryland corporation that qualified as a real estate investment trust (“REIT”) for U.S. federal income tax purposes beginning in the taxable year ended December 31, 2011, that acquires, owns and operates primarily single-tenant, freestanding commercial real estate properties. Our high-quality property portfolio is generally net leased to corporate tenants. These tenants are primarily investment grade rated, occupying properties located at the corner of “Main & Main” and in other strategic locations. Unlike other net lease REITs, ARCP focuses on acquiring properties with both mid-term and long-term leases, which provide for both income generation and growth potential over the longer term. Our investment strategy emphasizes durable income delivered through dependable monthly dividends. ARCP completed its IPO on September 7, 2011, and on February 28, 2013, ARCP completed its merger with ARCT III, a public non-traded REIT with a similar investment strategy.

ARCP's shares trade on the NASDAQ Global Select Market under the ticker symbol "ARCP".

Company Mission

Our mission is to provide our investors with durable income and growth potential while preserving investor capital through a professionally managed investment strategy focused on investment grade corporate tenants occupying properties subject to mid-term and long-term net leases in strategic locations. We believe this approach enables us to generate attractive risk-adjusted returns for our investors. Management adheres to a strict code of industry best practices designed to put the investor first and to align the interests of our stockholders with those of management. These practices include lower fees, fulsome disclosures, a best of class management team, properly sized equity raises, pay for performance, prudent use of leverage and coverage of distributions.

Investment Strategy

Our investment strategy is designed to generate monthly dividends from a durable and predictable level of monthly rents paid by primarily investment grade rated and other credit-worthy tenants, and to provide significant growth potential. We place a premium on stability of cash flow for our investors, and therefore sustain a portfolio blend of both mid-term and long-term lease durations. Our continued focus will be on expanding and diversifying our portfolio of high-quality, well located net leased properties by tenant, industry and geography. We intend to pursue an investment strategy that maximizes current cash flow and achieves sustainable long-term growth, thereby enhancing total return for our investors.

2

American Realty Capital Properties, Inc.

Company Information

(Continued)

Senior Management	Board of Directors
Nicholas S. Schorsch, Chief Executive Officer	Nicholas S. Schorsch, Chairman

Edward M. Weil, Jr., President, Secretary and Treasurer	Edward M. Weil, Jr., Director

Peter M. Budko, Executive Vice President and Chief Investment Officer	William M. Kahane, Director

Brian S. Block, Executive Vice President and Chief Financial Officer	Leslie D. Michelson, Lead Independent Director

Brian D. Jones, Executive Vice President and Chief Operating Officer	Governor Edward G. Rendell, Independent Director

Walter P. Lomax, Jr., M.D., Independent Director

Scott J. Bowman, Independent Director

Corporate Offices and Contact Information

405 Park Avenue, 15th Floor

New York, NY 10022

212-415-6500

www.arcpreit.com

Trading Symbol: ARCP

Stock Exchange Listing: NASDAQ Global Select Market

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

800-736-3001

Covering Analysts

JMP Securities	Ladenburg Thalmann
Mitch Germain	Dan Donlan
212-906-3546	212-409-2056
mgermain@jmpsecurities.com	ddonlan@ladenburg.com

3

American Realty Capital Properties, Inc.

Summary of Financial Highlights

Second Quarter 2013 Operating Highlights (three months ended June 30, 2013)

•	Revenues: $45.0 million. Annualized revenues as of June 30, 2013 are $227.8 million.
•	Net operating income (excluding one-time merger and acquisition related costs and non-cash depreciation and amortization expenses): $37.9 million.
•	Core funds from operations: $28.8 million, or $0.17 per share (excluding one-time acquisition related costs).
•	Adjusted funds from operations: $32.8 million, or $0.19 per share.
•	Normalized AFFO per share: $0.23 per share (run rate to normalize timing of second quarter events).
•	Total dividends paid to common stockholders: $37.1 million, or $0.904 per share on an annualized basis ($0.910 per share on an annualized basis at June 30, 2013).
•	Dividend increase: Declared on May 28, 2013, an increase in annual dividend rate from $0.910 per share to $0.940 per share, contingent upon and effective with the earlier of the close of the ARCT IV merger and the CapLease merger (each described below).
•	Fully diluted weighted-average shares outstanding: 171.0 million.

Property Portfolio Highlights

•	Portfolio composition: 1,181 properties, 100% occupied (excluding one vacant property classified as held-for-sale), freestanding single-tenant properties comprised of 19.4 million square feet, occupied by 69.3% investment grade corporate tenants (attributing the rating of each parent company to its wholly owned subsidiary, as applicable) with a weighted average remaining lease term of 10 years.
•	2Q asset acquisitions: $878.3 million of properties acquired at an average capitalization rate of 7.6% (including expected contingent rental income).
•	Acquisitions subsequent to quarter end: 26 properties acquired for $25.3 million since July 1, 2013, at an average capitalization rate of 8.6%.
•	2H 2013 acquisition targets and pipeline: Target acquisitions for the balance of 2013 increased to $1.1 billion at an average capitalization rate of 8.0%, including approximately 150 properties with an aggregate purchase price of approximately $690 million under definitive purchase agreement.

Other Activity

•	CapLease merger: Announced on May 28, 2013 $2.2 billion acquisition of CapLease Inc. ("CapLease"), which is expected to close mid-September, with the CapLease special stockholder meeting scheduled for September 10, 2013.
•	ARCT IV merger: Announced on July 2, 2013 $3.1 billion acquisition of American Realty Capital Trust IV, Inc. ("ARCT IV"), expected to close mid- to late-September (respective special shareholder meetings have not yet been scheduled).
•	Equity offerings: Closed $900 million common and preferred stock private placements.
•	Debt offering: $310 million underwritten 3.00% convertible notes offering (closed July 29, 2013), including $10 million over-allotment option exercised (closed August 1, 2013).
•	Senior corporate credit facility: Upsized senior corporate credit facility by $250 million as of August 1, 2013, providing total financing capacity of up to $1.7 billion with additional “accordion” capacity, subject to certain conditions, of up to $2.5 billion.
•	Credit facility capacity: Credit facility balance as of June 30, 2013 consisted of $600 million term loan, providing $1.1 billion of capacity including new commitments.

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American Realty Capital Properties, Inc.

Selected Financial Information

(in 000’s, except share and per share data)

	Quarter Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Total revenues	$44,960	$40,071	$29,946	$18,816	$11,430
Net loss attributable to stockholders	(51,679)	(137,920)	(14,610)	(12,691)	(7,070)
Basic and diluted net loss per share from continuing operations attributable to common stockholders	(0.32)	(0.90)	(0.08)	(0.09)	(0.10)
Basic and diluted net loss per share attributable to common stockholders	(0.32)	(0.90)	(0.08)	(0.09)	(0.10)

Funds from operations (FFO)	13,611	24,407	6,431	(1,012)	26
Core FFO	28,755	29,989	21,827	13,624	7,840
Adjusted funds from operations (AFFO)	32,833	30,666	21,447	13,854	8,041

General and administrative expenses	1,125	1,307	2,386	504	497
Interest expense	(11,238)	(6,202)	(4,351)	(3,454)	(2,686)
Straight-line revenue adjustment	(1,605)	(1,370)	(1,013)	(599)	(362)

Dividends paid on common stock	37,088	32,304	31,078	20,082	8,962

	Quarter Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Total real estate investments, at cost, including net investments in direct financing leases	$2,933,838	$2,061,286	$1,798,490	$1,181,061	$727,702
Total assets	2,916,785	2,088,102	1,965,452	1,879,966	1,125,809
Total debt, excluding premiums and discounts	1,314,918	905,118	389,722	283,580	249,613
Total equity	1,552,212	1,166,021	1,548,159	1,575,773	863,190

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American Realty Capital Properties, Inc.

Consolidated Balance Sheets

(in 000’s)

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
ASSETS
Real estate investments, at cost:
Land	$504,562	$298,280	$249,541	$172,063	$109,892
Buildings, fixtures and improvements	2,043,270	1,521,505	1,336,726	869,424	534,858
Acquired intangible lease assets	318,488	241,501	212,223	139,574	82,952
Total real estate investments, at cost	2,866,320	2,061,286	1,798,490	1,181,061	727,702
Less: accumulated depreciation and amortization	(108,765)	(81,207)	(56,110)	(37,666)	(25,903)
Total real estate investments, net	2,757,555	1,980,079	1,742,380	1,143,395	701,799
Cash and cash equivalents	10,958	52,412	156,873	695,453	393,848
Investment in direct financing leases, net	67,518	—	—	—	—
Other investments, at fair value	9,920	4	41,654	8,089	—
Derivatives, at fair value	10,161	—	—	—	—
Restricted cash	1,576	1,287	1,108	1,212	1,547
Prepaid expenses and other assets	14,626	15,397	7,416	10,837	16,873
Receivable for issuance of common stock	—	—	—	4,320	—
Deferred costs, net	38,443	38,244	15,356	15,848	10,330
Assets held for sale	6,028	679	665	812	1,412
Total assets	$2,916,785	$2,088,102	$1,965,452	$1,879,966	$1,125,809

LIABILITIES AND EQUITY
Mortgage notes payable	$269,918	$265,118	$265,118	$192,490	$174,720
Senior secured revolving credit facility	—	—	124,604	91,090	74,893
Senior corporate credit facility	600,000	640,000	—	—	—
Convertible obligation to Series C Convertible Preferred stockholders	445,000	—	—	—	—
Contingent value rights obligation to preferred and common investors, at fair value	31,134	—	—	—	—
Derivatives, at fair value	1,186	5,012	3,830	4,122	2,924
Accounts payable and accrued expenses	12,060	6,589	9,459	4,439	3,861
Deferred rent and other liabilities	5,274	5,270	4,336	2,801	1,701
Distributions payable	1	92	9,946	9,251	4,520
Total liabilities	1,364,573	922,081	417,293	304,193	262,619

Convertible preferred stock, $0.01 par value, 100,000,000 shares authorized, 828,472 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	8	8	8	8	5
Common stock, $0.01 par value, 240,000,000 shares authorized, 184,893,886 and 179,167,112 issued and outstanding at June 30, 2013 and December 31, 2012, respectively	1,846	1,543	1,792	1,777	978
Additional paid-in capital	1,801,460	1,335,863	1,653,900	1,639,179	891,306
Accumulated other comprehensive income (loss)	8,919	(5,018)	(3,934)	(4,101)	(2,937)
Accumulated deficit	(379,502)	(290,484)	(120,072)	(73,603)	(35,937)
Total stockholders’ equity	1,432,731	1,041,912	1,531,694	1,563,260	853,415
Non-controlling interests	119,481	124,109	16,465	12,513	9,775
Total equity	1,552,212	1,166,021	1,548,159	1,575,773	863,190
Total liabilities and equity	$2,916,785	$2,088,102	$1,965,452	$1,879,966	$1,125,809
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American Realty Capital Properties, Inc.

Consolidated Statements of Operations (1)

(in 000’s, except per share data)

	Quarter Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Revenues:
Rental income	$43,130	$38,249	$28,717	$18,301	$11,329
Operating expense reimbursements	1,830	1,822	1,229	515	101
Total revenues	44,960	40,071	29,946	18,816	11,430
Operating expenses:
Acquisition related	15,144	5,582	15,396	14,636	7,814
Merger and other transaction related	4,680	137,769	2,583	—	20
Property operating	2,465	2,388	1,827	1,077	288
General and administrative	1,125	1,307	2,386	504	497
Equity-based compensation	3,454	876	378	473	183
Depreciation and amortization	27,806	25,023	18,310	11,632	6,994
Operating fees to affiliates	—	—	—	—	—
Total operating expenses	54,674	172,945	40,880	28,322	15,796
Operating loss	(9,714)	(132,874)	(10,934)	(9,506)	(4,366)
Other income (expenses):
Interest expense	(11,238)	(6,202)	(4,351)	(3,454)	(2,686)
Loss on contingent value rights	(31,134)	—	—	—	—
Income from investment securities	—	218	—	—	—
Gain on sale of investment securities	—	451	—	—	—
Gain (loss) on derivative instruments	(40)	(5)	90	—	—
Other income	91	35	687	206	62
Total other expenses, net	(42,321)	(5,503)	(3,574)	(3,248)	(2,624)
Loss from continuing operations	(52,035)	(138,377)	(14,508)	(12,754)	(6,990)
Net loss from continuing operations attributable to non-controlling interests	322	433	117	65	72
Net loss from continuing operations attributable to stockholders	(51,713)	(137,944)	(14,391)	(12,689)	(6,918)
Discontinued operations:
Net income (loss) from operations of held for sale properties	36	11	(90)	45	(84)
Gain (loss) on held for sale properties	—	14	(148)	(47)	(82)
Net gain (loss) from discontinued operations	36	25	(238)	(2)	(166)
Net (gain) loss from discontinued operations attributable to non-controlling interests	(2)	(1)	19	—	14
Net gain (loss) from discontinued operations attributable to stockholders	34	24	(219)	(2)	(152)
Net loss	(51,999)	(138,352)	(14,746)	(12,756)	(7,156)
Net loss attributable to non-controlling interests	320	432	136	65	86
Net loss attributable to stockholders	$(51,679)	$(137,920)	$(14,610)	$(12,691)	$(7,070)
Basic and diluted net loss per share from continuing operations attributable to common stockholders	$(0.32)	$(0.90)	$(0.08)	$(0.09)	$(0.10)
Basic and diluted net loss per share attributable to common stockholders	$(0.32)	$(0.90)	$(0.08)	$(0.09)	$(0.10)

_______________________________________________

(1) Certain historical balances have been restated for discontinued operations.

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American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations

(in 000’s, except share and per share data)

	Quarter Ended		Quarter Ended
	June 30, 2013	Per Share	March 31, 2013	Per Share
Net loss attributable to stockholders (in accordance with U.S. GAAP)	$(51,679)	$(0.30)	$(137,920)	$(0.89)
Merger and other transaction costs	4,680	0.03	137,769	0.89
Loss on contingent valuation rights	31,134	0.18	—	—
(Gain) loss on held for sale properties	—	—	(14)	—
Gain on sale of investment securities	—	—	(451)	—
Loss on derivative instruments	40	—	—	—
Interest on convertible obligation to preferred investors	1,630	0.01	—	—
Depreciation and amortization	27,806	0.16	25,023	0.16
FFO	13,611	0.08	24,407	0.16

Acquisition and transaction related costs	15,144	0.09	5,582	0.04
Core FFO	28,755	0.17	29,989	0.19

Amortization of above-market lease	63	—	63	—
Amortization of deferred financing costs	2,166	0.01	1,108	0.01
Straight-line rent	(1,605)	(0.01)	(1,370)	(0.01)
Non-cash equity compensation expense	3,454	0.02	876	0.01
AFFO	$32,833	$0.19	$30,666	$0.21

Weighted average shares - fully diluted (1)	171,012		154,322

_______________________________________________

(1) Weighted average shares for the three months ended March 31, 2013 are adjusted on a pro forma basis as if 27.7 million shares that were repurchased in conjunction with the ARCT III merger were repurchased as of the beginning of the period. Amounts exclude operating partnership units as operating results are adjusted for the corresponding impact of non-controlling interests.

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American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations

(in 000’s except share and per share data)

	Quarter Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Net loss attributable to stockholders (in accordance with U.S. GAAP)	$(51,679)	$(137,920)	$(14,610)	$(12,691)	$(7,070)
Merger and other transaction costs	4,680	137,769	2,583	—	20
Loss on contingent valuation rights	31,134	—	—	—	—
(Gain) loss on held for sale properties	—	(14)	148	47	82
Gain on sale of investment securities	—	(451)	—	—	—
Loss on derivative instruments	40	—	—	—	—
Interest on convertible obligation to preferred investors	1,630	—			—
Depreciation and amortization	27,806	25,109	18,310	11,632	6,994
FFO	13,611	24,493	6,431	(1,012)	26

Acquisition and transaction related costs	15,144	5,582	15,396	14,636	7,814
Core FFO	28,755	30,075	21,827	13,624	7,840

Amortization of above-market lease	63	63	61	56	—
Amortization of deferred financing costs	2,166	1,108	276	201	385
Straight-line rent	(1,605)	(1,370)	(1,013)	(599)	(362)
Non-cash equity compensation expense	3,454	876	387	481	178
Mark to market adjustment	—	—	(91)	91	—
AFFO	$32,833	$30,752	$21,447	$13,854	$8,041

Common stock distributions paid (cash and shares)	$37,088	$32,304	$31,078	$20,082	$8,962
Common stock distributions paid in cash	$37,088	$27,409	$16,906	$11,726	$5,627

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American Realty Capital Properties, Inc.

Pro Forma 2014E Earnings Guidance Summary

	2014E Revised Guidance
(dollar amounts in millions, except per share data)	Low	High
FFO/share (fully diluted)	$1.15	$1.18
AFFO/share (fully diluted)	$1.14	$1.18

Second-Half 2013 Key Assumptions:

•	Acquisitions: Acquire $1.1 billion of assets at 8.0% average cap rate (balance of 2013)

•	ARCT IV Cash Election: $160 million (7.5% of total consideration)

•	Senior Unsecured Debt: $1.4 billion aggregate 5-, 7- and 10-year senior unsecured notes at 4.10% weighted average interest rate

•	CapLease Mortgages: Assume additional $502 million mortgage debt at high end; reduce defeasance cost by $40 million

•	Equity Raise: No equity raise for high end guidance

•	Equity Raise: $525.8 million equity raise for low end guidance

•	Shares Outstanding at Year End: 388.6 million at low end, 356.7 million at high end (fully diluted)

2014 Key Assumptions:

•	Acquisitions: Acquire $1.0 billion of assets at 8.25% average cap rate

•	Capitalization: 65% equity issuance, 35% debt utilization

•	Wtd. Ave. Shares Outstanding: 407.9 million at low end, 376.0 million at high end (fully diluted)

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American Realty Capital Properties, Inc.

Common Stock Dividend Summary

(in 000’s, except per share data)

	Dividends Paid
Month	Cash	DRIP	Total Common Stock Dividends	Dividends per share (annualized) (1)
Jun-13	$13,952	$—	$13,952	$0.910
May-13	11,580	—	11,580	0.900
Apr-13	11,556	—	11,556	0.900
Q2 2013	37,088	—	37,088
Mar-13	11,575	—	11,575	0.900
Feb-13	9,950	—	9,950	0.895
Jan-13	5,884	4,895	10,779	0.895
Q1 2013	27,409	4,895	32,304
2013 to date	$64,497	$4,895	$69,392

Dec-12	$5,641	$4,731	$10,372
Nov-12	5,784	4,864	10,648	0.895
Oct-12	5,481	4,577	10,058	0.890
Q4 2012	16,906	14,172	31,078	0.890
Sept-12	4,626	3,599	8,225
Aug-12	3,860	2,678	6,538	0.890
Jul-12	3,240	2,079	5,319	0.885
Q3 2012	11,726	8,356	20,082	0.885
Jun-12	2,541	1,688	4,229
May-12	1,820	1,019	2,839	0.885
Apr-12	1,266	628	1,894	0.880
Q2 2012	5,627	3,335	8,962	0.880
Mar-12	536	380	916
Feb-12	1,321	302	1,623	0.880
Jan-12	793	231	1,024	0.875
Q1 2012	2,650	913	3,563	0.875
Total 2012	$36,909	$26,776	$63,685

Dec-11	$696	$162	$858
Nov-11	630	101	731	0.875
Oct-11	415	9	424	0.875
Q4 2011	1,741	272	2,013	0.875
Sept-11	—	—	—
Q3 2011	—	—	—
Total 2011	$1,741	$272	$2,013

_______________________________________________

(1) Excludes distributions paid to ARCT III stockholders prior to its merger with ARCP.

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American Realty Capital Properties, Inc.

Financial and Operational Statistics and Ratios

Financial and Operational Statistics and Ratios	As of June 30, 2013 and for the Quarter then Ended
Debt to total capitalization (1)	21.6%
Net debt to total capitalization (1)	21.4%
Net debt to enterprise value (1)	20.8%
Annualized Adjusted EBITDA (2)	153,292
Net debt to annualized EBITDA (1)	2.9
Annualized EBITDA/annualized interest expense (1)	4.2
Annualized EBITDA/annualized fixed charges (1)	4.2
Total debt/gross assets (1)	29.8%
Common shares outstanding	184,550,186
Fully diluted shares outstanding, excluding operating partnership units	214,115,012
Operating partnership units outstanding (3)	9,051,660
Stock price at end of period	$15.26
Market capitalization (equity capitalization) (in 000's)	$2,816,236
Total capitalization (in 000's)	$4,162,288
Enterprise value (in 000's)	$4,270,819
High stock close price	$17.82
Low stock close price	$14.23

_______________________________________________

(1) Debt and interest expense statistics exclude balances related to Convertible obligation to Series C Convertible Preferred stockholders as this amount is convertible to common shares at ARCP's option.

(2) Amount excludes one-time for acquisition, merger and other transaction costs as well as unrealized losses on contingent value rights.

(3) Excludes 8.2 million long-term incentive plan units which are unearned at June 30, 2013.

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American Realty Capital Properties, Inc.

Debt Summary

(in 000’s)

Debt Maturities:	Total	July 1, 2013 - December 31, 2013	2014 – 2015	2016 – 2017	Thereafter
Mortgage notes payable	$269,918	$74	$13,956	$186,588	$69,300
Senior corporate credit facility	600,000	—	—	—	600,000
Convertible obligation to Series C Convertible Preferred stockholders	445,000	$455,000	—	—	—
Total	$1,314,918	$455,074	$13,956	$186,588	$669,300

Debt Summary	Percentage of Total Debt	Weighted Average Effective Interest Rate	Weighted Average Maturity (years)
Mortgage notes payable	20.5%	4.25%	4.99
Unsecured credit facility	45.6%	2.69%	5.7
Convertible obligation to Series C Convertible Preferred stockholders	33.9%	5.81%	0.5

Excludes $310.0 million of convertible debt issued in July 2013 and August 2013, which matures in August 2018. The notes bear an annualized interest rate of 3.00%.

13

American Realty Capital Properties, Inc.

Mortgage Notes Payable

Lender	Maturity	Balance (000's)	Coupon Rate	Effective Rate	Payment Terms (1)
Citigroup	2/6/2022	$39,200	6.05%	6.13%	IO
Wells Fargo	2/28/2017	36,600	3.76%	3.81%	IO
Bank of Texas	7/31/2017	28,350	3.28%	3.32%	IO
Wells Fargo	1/31/2017	24,406	3.75%	3.80%	IO
Wells Fargo	1/31/2017	24,094	3.75%	3.80%	IO
Bank of Texas	7/31/2017	16,555	3.28%	3.32%	IO
Citi Group	2/6/2022	15,100	6.05%	6.13%	IO
Oritani	1/1/2023	15,000	3.75%	3.80%	IO
Ladder Capital	7/6/2015	13,850	5.25%	5.32%	IO through 7/2013, then P&I
Bank of Texas	7/13/2017	12,725	3.43%	3.48%	IO
Goldman Sachs	8/6/2017	12,270	3.70%	3.75%	IO
Customers Bank	12/28/2016	11,940	3.75%	3.80%	IO through 12/2014, then P&I
Customers Bank	8/16/2017	5,500	3.63%	3.68%	IO
Bank of Texas	10/31/2016	5,060	3.67%	3.72%	IO
Wells Fargo	3/1/2017	4,800	2.69%	2.73%	IO
First Place Bank	1/1/2017	4,468	4.89%	4.96%	IO
Total		$269,918	4.19%	4.25%

_______________________________________________

(1)	IO means only interest is due monthly with the principal due at maturity; P&I means both principal and interest are due monthly.

14

American Realty Capital Properties, Inc.

Summary of Debt Covenants

The following is a summary of key financial covenants for the Company's senior corporate credit facility as defined and calculated per the terms of the facilities credit agreement. These calculations, which are not based on U.S. generally accepted accounting principles measurements, are presented to investors to show our ability to incur additional debt only and are not measures of our liquidity or performance.

Key Covenants	Required	Q2 2013 (1)	Q1 2013
Maximum consolidated leverage ratio	≤ 60%	52.44%	44.82%
Maximum recourse indebtedness	≤ Total Asset Value x 10%	Limit = $310 MM/Actual = $0	Limit = $202 MM/Actual = $0
Minimum fixed charge coverage ratio	> 1.5x	2.52x	7.29x
Minimum borrowing base interest coverage ratio	≥ 1.65x	1.68x	8.88x
Secured leverage ratio	≤ 40%	8.71%	13.13%
Borrowing base asset value ratio	≥ 1.67x	1.90x	2.25x
Minimum tangible net worth ("TNW") covenant	≥ base TNW plus 85% of equity issuances	Limit ≥ $1.3 B/Actual = $1.5 B	Limit ≥ $1.0 B/Actual =$1.2 B
Variable rate indebtedness	≤Total Asset Value x 20%	Limit = $620 MM/Actual = $0.09 MM	Limit = $404 MM/ Actual = $125 MM

_______________________________________________

(1) Q2 covenant calculations include the effect of $310.0 million of convertible notes issued in July 2013.

15

American Realty Capital Properties, Inc.

Top 10 Concentrations

Tenant Concentration

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio	Investment Rating
Dollar General	227	2,093,589	10.8%	$18,311	8.0%	BBB-
Citizens Bank	156	698,366	3.6%	17,430	7.7%	A-
FedEx	29	1,385,568	7.1%	16,028	7.0%	BBB
Walgreens	37	530,595	2.7%	13,258	5.8%	BBB
AON Corporation	1	818,686	4.2%	10,822	4.8%	BBB+
General Mills	2	1,872,112	9.6%	6,670	2.9%	BBB+
DineEquity Inc.	38	183,400	0.9%	5,397	2.4%	B
Advance Auto	54	380,171	2.0%	5,259	2.3%	BBB-
Jack In The Box, Inc.	45	120,417	0.6%	5,202	2.3%	NR
Family Dollar	49	411,922	2.1%	4,762	2.1%	BBB-
Total	638	8,494,826	43.6%	$103,139	45.3%	89.7%

Industrial Concentration

Industry	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Quick Service Restaurant	276	772,358	4.0%	27,564	12.1%
Consumer Products	12	6,738,395	34.7%	25,023	11.0%
Discount Retail	278	2,702,451	13.9%	24,815	10.9%
Retail Banking	161	858,779	4.4%	20,753	9.1%
Pharmacy	61	824,731	4.3%	19,987	8.8%
Family Dining	115	699,851	3.6%	16,087	7.1%
Freight	29	1,385,568	7.1%	16,028	7.0%
Casual Dining	97	715,369	3.7%	15,580	6.8%
Healthcare	21	656,638	3.4%	13,073	5.7%
Insurance	1	818,686	4.2%	10,821	4.8%
Total	1,051	16,172,826	83.3%	$189,731	83.3%

Geographic Concentration

State/Possession	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Illinois	42	1,486,911	7.7%	19,123	8.4%
Texas	127	983,549	5.1%	15,323	6.7%
Michigan	78	677,709	3.5%	12,674	5.6%
California	16	1,450,328	7.5%	12,488	5.5%
Missouri	86	942,859	4.9%	11,019	4.8%
North Carolina	54	1,123,948	5.8%	10,840	4.8%
Ohio	63	1,197,640	6.2%	10,754	4.7%
Georgia	64	403,579	2.1%	8,896	3.9%
Pennsylvania	69	365,231	1.9%	8,697	3.8%
Mississippi	36	1,380,764	7.1%	8,327	3.7%
Total	635	10,012,518	51.8%	$118,141	51.9%

16

American Realty Capital Properties, Inc.

Tenant Diversification (1)

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (2)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
3432, LLC	1	4,283	0.02%	14.2	Family Dining	89	0.04%
7-Eleven	4	10,526	0.05%	6.0	Gas/Convenience	411	0.18%
Academy Sports	2	133,713	0.69%	15.4	Specialty Retail	1,455	0.64%
ADF Companies Group	1	2,626	0.01%	2.0	Family Dining	66	0.03%
Advance Auto	54	380,171	1.96%	8.4	Auto Retail	5,259	2.31%
Advanced Dental Implant and Denture Center, LLC	1	2,775	0.01%	11.0	Healthcare	40	0.02%
AFC Enterprises	1	1,564	0.01%	0.7	Quick Service Restaurant	30	0.01%
Ale House Management	3	18,807	0.10%	4.8	Casual Dining	636	0.28%
AMCOR	1	221,035	1.14%	10.1	Consumer Products	1,480	0.65%
Ameriprise	1	145,003	0.75%	11.5	Financial Services	1,269	0.56%
AM-PM Enterprises III, Inc.	1	3,530	0.02%	19.1	Quick Service Restaurant	42	0.02%
Ann Ching Chen	1	6,948	0.04%	1.3	Family Dining	92	0.04%
AON Corporation	1	818,686	4.22%	11.5	Insurance	10,822	4.75%
Arbed Tosa 100	1	5,712	0.03%	11.9	Casual Dining	172	0.08%
Arby's Restaurant Group, Inc.	35	104,229	0.54%	5.1	Quick Service Restaurant	3,753	1.65%
Auto Zone	1	6,782	0.03%	15.5	Auto Retail	152	0.07%
Baxters Steakhouse	1	5,186	0.03%	3.0	Casual Dining	42	0.02%
Bed Bath & Beyond	1	1,035,840	5.34%	11.2	Consumer Products	4,717	2.07%
Bee Mac Enterprises	2	4,232	0.02%	4.6	Quick Service Restaurant	150	0.07%
Bighorn Associates	1	3,600	0.02%	3.5	Casual Dining	121	0.05%
BJ's Warehouse	1	108,532	0.56%	10.4	Discount Retail	883	0.39%
Black Angus Steakhouse, LLC	1	6,552	0.03%	5.9	Casual Dining	295	0.13%
Bloomin Apple	1	4,234	0.02%	5.5	Casual Dining	200	0.09%
Bojangles	13	47,824	0.25%	12.1	Quick Service Restaurant	1,807	0.79%
Boston Market Corporation	4	13,713	0.07%	5.4	Quick Service Restaurant	369	0.16%
Brinker International	2	10,640	0.05%	3.5	Casual Dining	388	0.17%
Bruegger's Enterprises	2	5,265	0.03%	6.0	Quick Service Restaurant	113	0.05%
Buca	2	14,885	0.08%	5.0	Casual Dining	384	0.17%
Bullard Restaurants	1	2,693	0.01%	4.4	Quick Service Restaurant	108	0.05%
Bullitt Ventures, Inc.	1	5,325	0.03%	10.2	Family Dining	85	0.04%
Burger King	1	2,800	0.01%	11.2	Quick Service Restaurant	85	0.04%
Burgerbusters, LLC	6	12,903	0.07%	5.7	Quick Service Restaurant	579	0.25%
Caribou Coffee	1	1,625	0.01%	1.9	Quick Service Restaurant	91	0.04%
Carlos O'Kelly's	9	47,349	0.24%	4.5	Casual Dining	1,401	0.62%
Carrols	18	61,000	0.31%	7.6	Quick Service Restaurant	1,982	0.87%
Charlestons	1	6,874	0.04%	1.7	Casual Dining	122	0.05%
Checkers Drive-In Restaurants	12	9,540	0.05%	12.0	Casual Dining	1,139	0.50%
Cherryden	1	7,213	0.04%	6.7	Family Dining	223	0.10%
Chi-Co., Inc.	1	2,751	0.01%	4.5	Quick Service Restaurant	74	0.03%
Circle K	3	9,460	0.05%	10.6	Gas/Convenience	416	0.18%
Citizens Bank	156	698,366	3.60%	7.6	Retail Banking	17,430	7.65%
CKE Restaurants	7	24,841	0.13%	6.9	Quick Service Restaurant	568	0.25%
Community Bank	1	4,410	0.02%	3.1	Retail Banking	36	0.02%
Corral Group	1	2,968	0.02%	8.0	Quick Service Restaurant	63	0.03%
Cracker Barrel	5	50,479	0.26%	16.1	Family Dining	1,605	0.70%
CVS	14	151,903	0.78%	9.6	Pharmacy	3,226	1.42%
Darrin Cobb	1	5,180	0.03%	8.4	Casual Dining	69	0.03%
Davco Restaurants	1	3,471	0.02%	12.5	Quick Service Restaurant	133	0.06%
DaVita Dialysis	4	209,818	1.08%	10.6	Healthcare	2,972	1.30%
Den Columbia	1	2,730	0.01%	3.6	Family Dining	134	0.06%
Denny's Corporation	7	30,193	0.16%	3.6	Family Dining	696	0.31%
Den-Tex Centra	4	21,098	0.11%	6.9	Family Dining	505	0.22%
DineEquity Inc.	38	183,400	0.95%	6.6	Family Dining	5,397	2.37%
Dollar General	227	2,093,589	10.79%	12.7	Discount Retail	18,311	8.04%
Dunkin' Brands	1	2,880	0.01%	11.2	Quick Service Restaurant	92	0.04%
Dynamic Management LLC	1	3,263	0.02%	5.2	Quick Service Restaurant	61	0.03%
Einstein/Noah Bagel	1	3,875	0.02%	8.8	Quick Service Restaurant	77	0.03%
Enterprises, LLC	1	2,759	0.01%	9.7	Quick Service Restaurant	45	0.02%
Express Scripts	1	227,467	1.17%	8.5	Healthcare	3,347	1.47%
Fal Co L.L.C	3	6,240	0.03%	9.2	Quick Service Restaurant	47	0.02%
Family Dollar	49	411,922	2.12%	8.6	Discount Retail	4,762	2.09%
FedEx	29	1,385,568	7.14%	10.3	Freight	16,028	7.04%
Frandeli Group	11	237,898	1.23%	3.6	Casual Dining	1,469	0.64%
Fresenius	14	116,226	0.60%	9.8	Healthcare	2,482	1.09%
Fresh Creations, LLC	2	11,315	0.06%	9.9	Family Dining	232	0.10%
Garden Fresh Restaurant	1	7,411	0.04%	10.8	Family Dining	180	0.08%
GBM, LLC	2	5,700	0.03%	6.1	Quick Service Restaurant	119	0.05%
GDK Development	1	3,682	0.02%	3.3	Quick Service Restaurant	56	0.02%
GE Aviation	1	303,035	1.56%	11.4	Aerospace	2,511	1.10%
Geko	1	5,012	0.03%	16.8	Casual Dining	107	0.05%
General Mills	2	1,872,112	9.65%	9.6	Consumer Products	6,670	2.93%

17

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (2)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Georgetowne Affiliates	1	3,102	0.02%	7.1	Quick Service Restaurant	68	0.03%
Globamax Restaurants	1	3,600	0.02%	13.4	Casual Dining	71	0.03%
GMRI, Inc.	2	12,190	0.06%	2.8	Casual Dining	382	0.17%
Golden Corral	18	175,150	0.90%	1.6	Family Dining	3,191	1.40%
Grandys	5	20,584	0.11%	3.5	Casual Dining	315	0.14%
GSA	12	217,615	1.12%	6.8	Government Services	5,833	2.56%
H & K Partners	1	2,000	0.01%	13.9	Quick Service Restaurant	99	0.04%
Hanesbrands	1	758,463	3.91%	11.2	Consumer Products	2,366	1.04%
HB Boys	1	2,437	0.01%	23.9	Quick Service Restaurant	109	0.05%
Heartland	2	6,139	0.03%	2.8	Quick Service Restaurant	283	0.12%
Home Depot	1	465,600	2.40%	16.4	Home Maintenance	2,258	0.99%
Hometown Folks	2	6,252	0.03%	19.2	Quick Service Restaurant	204	0.09%
Houlihan's Restaurant Group	1	10,089	0.05%	3.9	Casual Dining	273	0.12%
Hy-Vee	1	40,461	0.21%	10.5	Supermarket	326	0.14%
Interfoods of America	3	6,440	0.03%	4.7	Quick Service Restaurant	232	0.10%
Iron Mountain	1	126,664	0.65%	4.5	Storage Facility	443	0.19%
J.C. Corral, Inc.	1	9,952	0.05%	6.1	Family Dining	162	0.07%
Jack In The Box, Inc.	45	120,417	0.62%	3.6	Quick Service Restaurant	5,202	2.28%
JCS Holdings, Inc.	3	16,718	0.09%	6.1	Casual Dining	501	0.22%
John C. Brown	1	6,002	0.03%	—	Family Dining	42	0.02%
John Deere	1	552,960	2.85%	4.6	Specialty Retail	2,353	1.03%
Kaiser Foundation	1	100,352	0.52%	9.6	Healthcare	4,233	1.86%
Ker Management Services, LLC	2	14,105	0.07%	9.3	Casual Dining	236	0.10%
Key Bank	1	3,575	0.02%	9.5	Retail Banking	98	0.04%
K-MAC Holdings Corp	1	2,121	0.01%	1.1	Quick Service Restaurant	115	0.05%
Kohl's	1	88,408	0.46%	10.6	Discount Retail	859	0.38%
Koning Restaurants International	2	5,860	0.03%	7.3	Family Dining	106	0.05%
Krystal	23	50,447	0.26%	19.3	Quick Service Restaurant	2,584	1.13%
Krystal (GE Portfolio)	4	8,926	0.05%	4.9	Quick Service Restaurant	429	0.19%
Kum & Go	12	55,057	0.28%	18.3	Gas/Convenience	2,707	1.19%
Leeann Chin	3	9,051	0.05%	7.9	Quick Service Restaurant	263	0.12%
Little General Store, Inc.	1	1,940	0.01%	9.4	Quick Service Restaurant	49	0.02%
Logan's Roadhouse	6	48,406	0.25%	13.4	Casual Dining	1,821	0.80%
Mattress Firm	6	47,912	0.25%	9.8	Specialty Retail	853	0.37%
Meritage Group	1	2,606	0.01%	2.7	Quick Service Restaurant	106	0.05%
Metro Corral Partners	1	12,260	0.06%	10.9	Family Dining	393	0.17%
Michael Callahan	1	3,206	0.02%	1.2	Quick Service Restaurant	84	0.04%
Michigan Mult-King	1	2,036	0.01%	2.8	Quick Service Restaurant	88	0.04%
Midwest BBQ Ventures, LLC	1	5,803	0.03%	—	Casual Dining	202	0.09%
Mountain Range Restaurants	1	5,985	0.03%	6.6	Family Dining	91	0.04%
MrEats Corral, LLC	1	9,952	0.05%	0.8	Family Dining	221	0.10%
Mrs. Baird's	1	75,050	0.39%	3.9	Consumer Goods	631	0.28%
NBI Food Services	1	2,900	0.01%	11.9	Quick Service Restaurant	97	0.04%
NEA-BBQ, LLC	3	16,920	0.09%	4.9	Casual Dining	416	0.18%
North Country Management	1	3,400	0.02%	5.5	Quick Service Restaurant	69	0.03%
NTB	1	12,244	0.06%	10.4	Auto Services	146	0.06%
NTW & Big O Tires	2	17,159	0.09%	10.6	Auto Services	312	0.14%
Ohio Valley Bistros	1	8,242	0.04%	5.0	Casual Dining	333	0.15%
Ok Apple, Inc.	1	4,761	0.02%	11.0	Casual Dining	223	0.10%
O'Reilly Auto	2	12,084	0.06%	14.2	Auto Retail	166	0.07%
Pacific Bells	3	6,594	0.03%	10.7	Quick Service Restaurant	424	0.19%
Pantry Gas & Convenience	11	32,393	0.17%	8.8	Gas/Convenience	2,746	1.21%
PENNANT FOODS CORP.	10	29,417	0.15%	4.6	Quick Service Restaurant	928	0.41%
Pilot Flying J	1	17,480	0.09%	5.5	Gas/Convenience	970	0.43%
Platinum Corral, LLC	2	22,382	0.12%	2.1	Family Dining	431	0.19%
Price Rite	1	42,100	0.22%	14.7	Supermarket	354	0.16%
Prometheus Partners	11	27,601	0.14%	8.4	Quick Service Restaurant	1,342	0.59%
Qdoba	2	5,000	0.03%	9.8	Quick Service Restaurant	209	0.09%
Quality Dining	4	19,573	0.10%	6.6	Quick Service Restaurant	373	0.16%
Razzoos	1	6,607	0.03%	2.7	Casual Dining	201	0.09%
Real Mex Restaurants	2	15,563	0.08%	9.5	Casual Dining	417	0.18%
Reckitt Benckiser	1	32,000	0.16%	4.8	Consumer Products	964	0.42%
Restaurant Management Co.	6	14,536	0.07%	3.2	Family Dining	287	0.13%
Rite Aid	10	142,233	0.73%	14.8	Pharmacy	3,503	1.54%
Roger K Osborne	1	2,850	0.01%	7.1	Quick Service Restaurant	95	0.04%
Royal Capital	5	27,418	0.14%	9.6	Family Dining	667	0.29%
Rubbermaid	2	1,160,820	5.98%	9.4	Consumer Products	3,135	1.38%
Rubio's Restaurants	1	2,379	0.01%	1.2	Casual Dining	120	0.05%
Ruby Tuesday, Inc.	6	30,851	0.16%	5.6	Casual Dining	839	0.37%
Run Restaurants	1	6,356	0.03%	11.7	Casual Dining	163	0.07%
Saulat Enterprises	10	36,844	0.19%	6.0	Quick Service Restaurant	450	0.20%
Scotts Company	3	551,249	2.84%	9.5	Consumer Products	1,512	0.66%
Shaw's Supermarkets	1	59,766	0.31%	7.7	Supermarket	513	0.23%
Shoney's	6	31,939	0.16%	9.6	Family Dining	375	0.16%

18

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (2)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Shoot the Moon	1	5,208	0.03%	3.5	Casual Dining	128	0.06%
Shorest, LLC	5	26,512	0.14%	10.2	Family Dining	459	0.20%
Sonfish	2	6,737	0.03%	10.4	Quick Service Restaurant	204	0.09%
Southeast New Mexico Foods	2	4,346	0.02%	19.2	Quick Service Restaurant	122	0.05%
Southern Boys Restaurant Group	2	10,283	0.05%	2.3	Family Dining	171	0.08%
Southern Rock Restaurants, LLC	1	3,389	0.02%	4.6	Casual Dining	66	0.03%
Southern Star Management Group	1	2,763	0.01%	5.3	Quick Service Restaurant	60	0.03%
Subhash Gupta	1	2,591	0.01%	3.8	Quick Service Restaurant	66	0.03%
Subway Restaurants	1	2,485	0.01%	9.4	Quick Service Restaurant	35	0.02%
Synovus Bank	1	3,744	0.02%	8.0	Retail Banking	336	0.15%
Tacala	2	4,220	0.02%	5.8	Quick Service Restaurant	199	0.09%
Talbots	1	313,000	1.61%	19.9	Specialty Retail	3,803	1.67%
Tally Ho Partners	1	2,608	0.01%	6.9	Quick Service Restaurant	61	0.03%
TCF National Bank	1	5,654	0.03%	17.1	Retail Banking	104	0.05%
TD Bank	1	143,030	0.74%	11.5	Retail Banking	2,750	1.21%
Texas Roadhouse, Inc.	9	59,852	0.31%	2.5	Casual Dining	1,635	0.72%
The Bailey Company	1	3,477	0.02%	3.2	Quick Service Restaurant	131	0.06%
Tire Kingdom	1	6,656	0.03%	10.2	Auto Services	155	0.07%
Top Line Restaurants	1	7,025	0.04%	16.4	Family Dining	125	0.05%
Tractor Supply	6	129,975	0.67%	12.1	Specialty Retail	1,547	0.68%
Tripoli	1	4,558	0.02%	2.7	Family Dining	164	0.07%
Twin Dragon LLC	1	6,400	0.03%	3.5	Casual Dining	106	0.05%
United States Beef	5	14,725	0.08%	5.4	Quick Service Restaurant	319	0.14%
Valenti Management	1	2,535	0.01%	8.3	Quick Service Restaurant	148	0.06%
Vitamin Shoppe	1	3,500	0.02%	9.4	Specialty Retail	166	0.07%
Vsgh Partners	2	4,802	0.02%	0.5	Quick Service Restaurant	63	0.03%
Walgreens	37	530,595	2.73%	15.4	Pharmacy	13,258	5.82%
Wendab Associates	4	11,831	0.06%	12.7	Quick Service Restaurant	598	0.26%
Wendy's Company	1	3,199	0.02%	8.5	Quick Service Restaurant	108	0.05%
West Marine	1	15,404	0.08%	9.0	Specialty Retail	277	0.12%
Williams Sonoma	1	1,106,876	5.70%	9.5	Consumer Products	4,179	1.83%
Woodland Group	9	43,623	0.22%	5.2	Casual Dining	1,311	0.58%
Yum! Brands	1	2,900	0.01%	6.8	Quick Service Restaurant	112	0.05%
Z & H Foods, Inc.	3	5,295	0.03%	1.6	Quick Service Restaurant	137	0.06%
Zee&Son, LLC	1	2,007	0.01%	19.2	Family Dining	27	0.01%
Total	1,181	19,404,596	100%	9.9		227,764	100%

_______________________________________________

(1) Excludes one vacant property classified as held for sale.

(2) Remaining lease term in years as of June 30, 2013.

19

American Realty Capital Properties, Inc.

Tenant Industry Diversification (1)

Industry	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Aerospace	1	303,035	1.6%	$2,511	1.1%
Auto Retail	57	399,037	2.1%	5,577	2.4%
Auto Services	4	36,059	0.2%	613	0.3%
Casual Dining	97	715,369	3.7%	15,580	6.8%
Consumer Goods	1	75,050	0.4%	631	0.3%
Consumer Products	12	6,738,395	34.7%	25,023	11.0%
Discount Retail	278	2,702,451	13.9%	24,815	10.9%
Family Dining	115	699,851	3.6%	16,087	7.1%
Financial Services	1	145,003	0.7%	1,269	0.6%
Freight	29	1,385,568	7.1%	16,028	7.0%
Gas/Convenience	31	124,916	0.6%	7,250	3.2%
Government Services	12	217,615	1.1%	5,833	2.6%
Healthcare	21	656,638	3.4%	13,073	5.7%
Home Maintenance	1	465,600	2.4%	2,258	1.0%
Insurance	1	818,686	4.2%	10,821	4.8%
Pharmacy	61	824,731	4.3%	19,987	8.8%
Quick Service Restaurant	276	772,358	4.0%	27,564	12.1%
Retail Banking	161	858,779	4.4%	20,753	9.1%
Specialty Retail	18	1,196,464	6.2%	10,456	4.6%
Storage Facility	1	126,664	0.7%	443	0.2%
Supermarket	3	142,327	0.7%	1,192	0.5%
Total	1,181	19,404,596	100%	$227,764	100%

_______________________________________________

(1) Excludes one vacant property classified as held for sale.

20

American Realty Capital Properties, Inc.

Property Geographic Diversification (1)

State/Possession	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Alabama	43	578,951	3.0%	$8,121	3.6%
Arizona	8	74,227	0.4%	1,613	0.7%
Arkansas	18	250,618	1.3%	3,652	1.6%
California	16	1,450,328	7.5%	12,488	5.5%
Colorado	13	238,886	1.2%	4,673	2.1%
Connecticut	10	37,126	0.2%	1,184	0.5%
Delaware	4	12,369	0.1%	286	0.1%
Florida	36	188,676	1.0%	5,366	2.4%
Georgia	64	403,579	2.1%	8,896	3.9%
Idaho	8	71,565	0.4%	1,552	0.7%
Illinois	42	1,486,911	7.7%	19,123	8.4%
Indiana	28	1,762,150	9.1%	8,288	3.6%
Iowa	19	671,074	3.5%	4,810	2.1%
Kansas	22	1,305,125	6.7%	4,611	2.0%
Kentucky	27	263,260	1.4%	4,629	2.0%
Louisiana	28	221,238	1.1%	2,871	1.3%
Maine	2	146,430	0.8%	2,819	1.2%
Maryland	2	11,205	0.1%	366	0.2%
Massachusetts	18	435,195	2.2%	6,157	2.7%
Michigan	78	677,709	3.5%	12,674	5.6%
Minnesota	11	200,487	1.0%	1,693	0.7%
Mississippi	36	1,380,764	7.1%	8,327	3.7%
Missouri	86	942,859	4.9%	11,019	4.8%
Montana	5	55,377	0.3%	856	0.4%
Nebraska	3	25,355	0.1%	409	0.2%
Nevada	12	100,660	0.5%	2,414	1.1%
New Hampshire	10	65,328	0.3%	1,349	0.6%
New Jersey	8	85,721	0.4%	2,640	1.2%
New Mexico	10	54,475	0.3%	870	0.4%
New York	25	326,461	1.7%	7,522	3.3%
North Carolina	54	1,123,948	5.8%	10,840	4.8%
North Dakota	4	31,318	0.2%	572	0.3%
Ohio	63	1,197,640	6.2%	10,754	4.7%
Oklahoma	22	370,185	1.9%	2,882	1.3%
Oregon	6	25,143	0.1%	652	0.3%
Pennsylvania	69	365,231	1.9%	8,697	3.8%
Puerto Rico	2	31,050	0.2%	1,105	0.5%
Rhode Island	5	23,488	0.1%	636	0.3%
South Carolina	30	649,029	3.3%	6,920	3.0%
South Dakota	2	49,641	0.3%	415	0.2%
Tennessee	48	362,779	1.9%	6,526	2.9%
Texas	127	983,549	5.1%	15,323	6.7%
Utah	3	14,009	0.1%	415	0.2%
Vermont	4	15,432	0.1%	335	0.1%
Virginia	25	150,269	0.8%	3,395	1.5%
Washington	5	219,700	1.1%	3,139	1.4%
West Virginia	9	57,079	0.3%	1,434	0.6%
Wisconsin	7	187,439	1.0%	1,869	0.8%
Wyoming	4	23,558	0.1%	577	0.3%
Total	1,181	19,404,596	100%	$227,764	100%

_______________________________________________

(1) Excludes one vacant property classified as held for sale

.

21

American Realty Capital Properties, Inc.

Property Building Type Diversification (1)

Building Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Retail	1,100	7,609,157	39.2%	$143,757	63.1%
Office	35	1,992,555	10.3%	33,275	14.6%
Distribution	46	9,802,884	50.5%	50,732	22.3%
Total	1,181	19,404,596	100%	$227,764	100%

_______________________________________________

(1) Excludes one vacant property classified as held for sale.

22

American Realty Capital Properties, Inc.

Lease Expirations

Year of Expiration	Number of Leases Expiring	Average Annual Rent (in 000's)	% of Portfolio Average Annual Rent Expiring	Leased Rentable Square Feet	% of Portfolio Rentable Square Feet Expiring
July 31, 2013 through December 31, 2013	7	605	0.3%	34,936	0.2%
2014	34	4,358	1.9%	200,243	1.0%
2015	46	5,009	2.2%	278,769	1.4%
2016	54	6,157	2.7%	256,987	1.3%
2017	100	13,117	5.8%	914,069	4.7%
2018	121	19,625	8.6%	1,328,382	6.8%
2019	71	10,436	4.6%	461,073	2.4%
2020	58	7,377	3.2%	300,376	1.6%
2021	63	13,635	6.0%	920,691	4.7%
2022	124	24,138	10.6%	4,073,687	21.0%
2023	70	25,437	11.2%	2,690,873	13.9%
Total	748	129,894	57.1%	11,460,086	59.0%

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American Realty Capital Properties, Inc.

Definitions

Average annual rent is annualized rental income or Net Operating Income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of (i) tenant concessions and abatements such as free rent, and (ii) in respect of our modified gross leased properties, the effect of operating expense reimbursement revenue less property operating expenses.

Creditworthy tenants are determined by us based on our own assessment of the tenant financial condition based on our underwriting criteria.

Funds from operations, core funds from operations and adjusted funds from operations (FFO/Core FFO/AFFO) -We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the "White Paper"). The White Paper defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from sales of property but including asset impairment writedowns, plus depreciation and amortization, after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.

The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time, especially if such assets are not adequately maintained or repaired and renovated as required by relevant circumstances and/or is requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, since real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation may be less informative. Historical accounting for real estate involves the use of U.S. GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in U.S. GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. We also add back to net income deriving FFO certain costs associated with our Merger and other transactions as these expenses and transactions do not reflect our operations in the current period. However, FFO, core FFO and AFFO, as described below, should not be construed to be more relevant or accurate than the current U.S. GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under U.S. GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO, core FFO and AFFO measures and the adjustments to U.S. GAAP in calculating FFO, core FFO and AFFO.

We consider FFO, core FFO adjusted to exclude acquisition related costs and AFFO, adjusted to exclude certain other non-cash income or expense items, useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

Additionally, we believe that core FFO and AFFO, by excluding acquisition-related fees and expenses, provides information consistent with management's analysis of the operating performance of the properties. By providing core FFO and AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Further, we believe core FFO and AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs.

24

American Realty Capital Properties, Inc.

Definitions

(Continued)

As a result, we believe that the use of FFO, core FFO and AFFO, together with the required U.S. GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

FFO, core FFO and AFFO are non-GAAP financial measures and do not represent net income as defined by U.S. GAAP. FFO, core FFO and AFFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as alternatives to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do and/or calculate core FFO and AFFO differently than we do. Consequently, our presentation of FFO, core FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs.

Investment grade - a determination made by major credit rating agencies.

25